EXECUTION COPY

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment”), dated as of March 1, 2007, is entered into among J.P. Morgan Acceptance Corporation I, a Delaware corporation (the “Depositor”), U.S. Bank National Association, as trustee (the “Trustee”) of J.P. Morgan Mortgage Trust 2007-S1 (the “Trust”), J.P. Morgan Mortgage Acquisition Corp. (“JPMorgan Acquisition”), JPMorgan Chase Bank, National Association (“JPMCBNA”), Chase Home Finance LLC (“CHF”) and Wells Fargo Bank, N.A. (the “Master Servicer”).

RECITALS

WHEREAS JPMorgan Acquisition, CHF and JPMCBNA have entered into a certain Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of May 1, 2004 (the “Purchase Agreement”), as amended by Amendment No. 1 thereto, dated as of January 1, 2005 (the “Amendment No. 1”), as amended by Amendment No. 2 thereto, dated as of December 1, 2005 (the “Amendment No. 2”) and as further amended by that certain Amendment Reg AB, dated as of January 1, 2006, (the “Amendment Reg AB” and together with the Purchase Agreement, Amendment No. 1 and Amendment No. 2, the “Agreement”), pursuant to which JPMorgan Acquisition has acquired certain Mortgage Loans pursuant to the terms of the Agreement and JPMCBNA has agreed to service such Mortgage Loans;

WHEREAS JPMorgan Acquisition and CMMC have entered into a certain Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2004, as amended by that certain Amendment No. 1, dated as of June 1, 2004, as further amended by that certain Amendment No. 2, dated as of January 1, 2005, as further amended by that certain Amendment No. 3, dated as of May 12, 2005,  as further amended by that certain Amendment No. 4, dated as of June 13, 2005, as further amended by that certain Amendment No. 5, dated as of August 22, 2005 and as further amended by that certain Amendment Reg AB, dated as of January 1, 2006, by and among JPMorgan Acquisition and Chase Home Finance LLC (“CHF LLC”), successor by merger to CMMC (as amended or modified to the date hereof, the “January 2004 Agreement” and together with the Agreement, the “Agreements”), pursuant to which JPMorgan Acquisition has acquired certain Mortgage Loans pursuant to the terms of the Agreement and CHF LLC has agreed to service such Mortgage Loans;

WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from JPMorgan Acquisition certain of the Mortgage Loans (the “Specified Mortgage Loans”) which are subject to the provisions of the Agreements and are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”);

WHEREAS, pursuant to the Agreements, JPMCBNA has agreed to service the Specified Mortgage Loans for a Servicing Fee Rate of 0.25%; and

WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.

Assignment and Assumption

(a)

On and as of the date hereof, JPMorgan Acquisition hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreements to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from JPMorgan Acquisition  (the “First Assignment and Assumption”), and CHF and JPMCBNA hereby acknowledge the First Assignment and Assumption.

JPMorgan Acquisition specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of JPMorgan Acquisition with respect to any Mortgage Loans subject to the Agreements which are not the Specified Mortgage Loans.

(b)

On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreements to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the “Second Assignment and Assumption”), and CHF and JPMCBNA hereby acknowledge the Second Assignment and Assumption.

(c)

On and as of the date hereof, JPMorgan Acquisition represents and warrants to the Depositor and the Trustee that JPMorgan Acquisition has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of JPMorgan Acquisitions’ acquisition of the Specified Mortgage Loans.

2.

Recognition of Trustee

(a)

From and after the date hereof, each of JPMorgan Acquisition, CHF and JPMCBNA shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and JPMCBNA shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Agreements, the terms of which are incorporated herein by reference. It is the intention of JPMCBNA, the Depositor, the Trustee and JPMorgan Acquisition that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and JPMorgan Acquisition and their respective successors and assigns.

(b)

Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments under the Agreements.  Accordingly, the right of JPMorgan Acquisition to consent to any amendment of the Agreements as set forth in Section 12.02 of the Agreements shall be exercisable, to the extent any such amendment affects the Specified Mortgage Loans or any of the rights or obligations under the Agreements with respect thereto (including, without limitation, the servicing of the Specified Mortgage Loans), by the Trustee as assignee of JPMorgan Acquisition.

3.

Representations and Warranties

(a)

The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of CHF, JPMCBNA or JPMorgan Acquisition other than those contained in the Agreements or this Assignment.

(b)

Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(c)

Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

4.

JPMCBNA hereby acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the pooling and servicing agreement dated as of the date hereof among the Depositor, the Master Servicer, the Securities Administrator and the Trustee  (the “Pooling and Servicing Agreement”) for Mortgage Pass-Through Certificates, Series 2007-S1 and, therefore, has the right to enforce all obligations of JPMCBNA under the Agreements. Such rights will include, without limitation, the right to terminate JPMCBNA under the Agreements upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by JPMCBNA under the Agreements, the right to receive all monthly reports and other data required to be delivered by JPMCBNA under the Agreements, the right to examine the books and records of JPMCBNA relating to the Mortgage Loans, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by JPMorgan Acquisition. JPMCBNA shall make all distributions under the Agreements to the Master Servicer by wire transfer of immediately available funds to:

Wells Fargo Bank, N.A.

ABA Number:

121-000-248

Account Name:  SAS Clearing

Account number:  3970771416

For further credit to:  J.P. Morgan Mortgage Trust 2007-S1,

Distribution Account Number: 50994700

Notwithstanding anything in the Agreements to the contrary, the Servicer shall furnish to the Master Servicer the monthly reports required by the Agreements on the forms, and containing information described in such forms, attached hereto as Exhibit II at the following address:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Client Manager – JPMMT 2007-S1

Telecopier: (410) 715-2380

5.

Subservicing Agreement

As of the Closing Date (as defined in the Pooling and Servicing Agreement) JPMCBNA has engaged CHF to act as subservicer with respect to JPMCBNA’s servicing obligations under the Agreements. So long as JPMCBNA is not a rated servicer by Standard and Poor’s, JPMCBNA agrees that prior to replacing CHF as subservicer, other than with an affiliate of JPMCBNA that is a rated servicer, it will obtain written confirmation from Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), that such replacement of CHF as subservicer with respect to JPMCBNA’s servicing obligations related to the Mortgage Loans will not cause the current rating on the Certificates (as defined in the Pooling and Servicing Agreement) to be withdrawn or lowered by Standard and Poor’s and agrees that any replacement subservicer shall agree to subservice in accordance with the terms of the Agreements, including but not limited to the consideration of whether to waive a prepayment penalty thereunder.

6.

Establishment of Escrow Account

The Servicer shall establish and maintain a separate Escrow Account titled “Chase Home Finance LLC, as Subservicer for JPMorgan Chase Bank, National Association, in trust for U.S. Bank National Association, as Trustee for J.P. Morgan Mortgage Trust 2007-S1 and various Mortgagors,” for all funds collected and received on the Specified Mortgage Loans.

7.

Establishment of Custodial Account

The Servicer shall establish and maintain a separate Custodial Account titled “Chase Home Finance LLC, as Subservicer for JPMorgan Chase Bank, National Association, in trust for U.S. Bank National Association, as Trustee for J.P. Morgan Mortgage Trust 2007-S1,” for all funds collected and received on the Specified Mortgage Loans.

8.

Amendment to the Agreements

The parties to the Agreements hereby agree to amend the Agreements as follows:

(a)

The second sentence of the second paragraph of Section 3.03 in the Agreements, solely with respect to the Specified Mortgage Loans, is hereby amended by deleting such sentence in its entirety and replacing it with the following:

“Any substitute Mortgage Loan shall (a) have a principal balance at the time of substitution, after deduction of the principal portion of the scheduled payment due in the month of substitution, not in excess of, and not more than ten (10%) percent less than, the principal balance of the defective Mortgage Loan (the amount of any difference, plus one month’s interest thereon at the Mortgage Interest Rate borne by the defective Mortgage Loan, being paid by the applicable Seller and deemed to be a Principal Prepayment to be deposited by the Seller in the Custodial Account), (b) have a Mortgage Interest Rate not less than, and not more than one percentage point greater than, the Mortgage Interest Rate of the removed Mortgage Loan, (c) have a remaining term to stated maturity not later than, and not more than one (1) year less than, the remaining term to stated maturity of the removed Mortgage Loan, (d) be, in the reasonable determination of the Purchaser, of the same type, quality and character (including location of the Mortgaged Property) as the removed Mortgage Loan as if the breach had not occurred, (e) have a Loan-to-Value Ratio at substitution no greater than that of the removed Mortgage Loan at substitution, (f) have a Gross Margin not less than that of the removed Mortgage Loan, (g) have the same Periodic Rate Cap as that of the removed Mortgage Loan; (h) have a minimum rate not less than that of the removed Mortgage Loan, (i) not permit conversion of the related Mortgage Interest Rate to a permanent fixed Mortgage Interest Rate, (j) have the same Index as that of the removed Mortgage Loan, (k) be, in the reasonable determination of the Purchaser, in material compliance with the representations and warranties contained in this Agreements and described in Section 3.02 as of the date of substitution, (l) have not been more than thirty (30) days delinquent on more than one occasion during the previous twelve (12) months, and (m) have payment terms that do not vary in any material respect from those of the removed Mortgage Loan.”

(b)

Notwithstanding any provision in the Agreements to the contrary, the parties to the Agreements hereby agree that the Servicer’s obligation as to payment of any Prepayment Interest Shortfall Amount with respect to any Mortgage Pool (as defined in the Pooling and Servicing Agreement) shall be limited to the aggregate Servicing Fee for the Specified Mortgage Loans in such Mortgage Pool.

9.

Indemnification by Master Servicer

The Master Servicer shall indemnify and hold harmless JPMCBNA and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K pursuant to the Pooling and Servicing Agreement or the negligence, bad faith or willful misconduct of the Master Servicer in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless JPMCBNA and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by any Servicer (as defined in the Pooling and Servicing Agreement), other than JPMCBNA, of its obligations in connection with any back-up certification (or any other back-up documents) to any certification of any Form 10-K required to be provided by the Master Servicer, but solely to the extent the Master Servicer receives amounts from such Servicer in connection with any indemnification provided by such Servicer (in each case as defined in the Pooling and Servicing Agreement) to the Master Servicer.

10.

Certain Expenses

JPMCBNA and JPMorgan Acquisition shall be responsible for their own expenses in connection with negotiating reconstitution documents, including, but not limited to, reconstituted servicing agreements and assignment, assumption and recognition agreements, and reviewing any applicable disclosure documents; provided, however, that JPMorgan Acquisition shall be responsible for any expenses incurred by JPMCBNA for professional fees of JPMCBNA’s external accountants.  With respect to any disclosure document containing servicing information of JPMCBNA, JPMorgan Acquisition will directly engage PricewaterhouseCoopers LLP (“Pricewaterhouse”), or any other accountants designated by JPMCBNA for such purpose, to provide a comfort letter (which letter shall also include JPMCBNA as an addressee) regarding such servicing information and will pay the related fee at the time of closing of the transaction directly to Pricewaterhouse or to such other accountant, as applicable.

11.

Continuing Effect

Except as contemplated hereby, the Agreements shall remain in full force and effect in accordance with its terms.

12.

Governing Law

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

13.

Notices

Any notices or other communications permitted or required under the Agreements to be made to the Depositor and the Trustee shall be made in accordance with the terms of the Agreements and shall be sent to the Depositor and Trustee as follows:

In the case of JPMorgan Acquisition:

J.P. Morgan Mortgage Acquisition Corp.

270 Park Avenue, 6th Floor

New York, New York 10017

Attention: Matthew Wong

Telephone: (212) 834 3850

Facsimile: (212) 834 6591

With a copy to:

JPMorgan Chase & Co.

270 Park Avenue

New York, New York 10017

Attention: General Counsel’s Office

In the case of the Depositor:

J.P. Morgan Acceptance Corporation I

270 Park Avenue

New York, New York 10017

Attention:  J.P. Morgan Mortgage Trust 2007-S1

In the case of the Trustee:

U.S. Bank National Association

60 Livingston Avenue

Mailcode: EP-MN-WS3D

St. Paul, MN 55107-2232
Attention:  J.P. Morgan Mortgage Trust 2007-S1

In the case of CHF:

Chase Home Finance LLC

300 Tice Boulevard
Woodcliff Lake, New Jersey 07677
Attention:  Michael D. Katz

With a copy to:

General Counsel

Chase Home Finance LLC

343 Thornall Street

Edison, New Jersey 08837

In the case of JPMCBNA:

JPMorgan Bank, National Association

194 Wood Avenue South
Islin, New Jersey 08830
Attention:  Michael D. Katz

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreements.

14.

Ratification

Except as modified and expressly amended by this Assignment, the Agreements is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

15.

Counterparts

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

16.

Definitions

Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreements.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

J.P. MORGAN MORTGAGE ACQUISITION

CORP.

By: _/s/ Rosa Hyun____________________

Name: Rosa Hyun

Title: Vice President

J.P. MORGAN ACCEPTANCE CORPORATION I

By: _/s/ Stanley P. Labanowski __________

Name: Stanley P. Labanowski

Title: Executive Vice President & Chief Executive Officer

U.S. BANK NATIONAL ASSOCIATION, as Trustee of J.P. Morgan Mortgage Trust 2007-S1

By: _/s/ Charles F. Pedersen_____________

Name: Charles F. Pedersen

Title: Vice President

WELLS FARGO BANK, N.A., as Master Servicer

By: _/s/ Martin Reed___________________

Name: Martin Reed

Title: Vice President

CHASE HOME FINANCE LLC

By: _/s/ Sydney D. Munn_________________

Name: Sydney D. Munn

Title: Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By: _/s/ Sydney D. Munn_________________

Name: Sydney D. Munn

Title: Vice President

EXHIBIT I

Mortgage Loan Schedule

[See Schedule A to Pooling and Servicing Agreement]

EXHIBIT II

Exhibit   : Standard File Layout – Delinquency Reporting

  *The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)
MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY
FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)
FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)
BPO_DATE	The date the BPO was done.
CURRENT_FICO	The current FICO score
HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY
HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)
HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY
HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)
ACTION_CODE	Indicates loan status		Number
NOD_DATE			MM/DD/YYYY
NOI_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_ PLAN_END_DATE
ACTUAL_REO_START_DATE			MM/DD/YYYY
REO_SALES_PRICE			Number
REALIZED_LOSS/GAIN	As defined in the Servicing Agreement		Number

Exhibit 2: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•

ASUM-

Approved Assumption

•

BAP-

Borrower Assistance Program

•

CO-

   Charge Off

•

DIL-

   Deed-in-Lieu

•

FFA-

   Formal Forbearance Agreement

•

MOD-

   Loan Modification

•

PRE-

   Pre-Sale

•

SS-

   Short Sale

•

MISC-

Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•

Mortgagor

•

Tenant

•

Unknown

•

Vacant

The Property Condition field should show the last reported condition of the property as follows:

•

Damaged

•

Excellent

•

Fair

•

Gone

•

Good

•

Poor

•

Special Hazard

•

Unknown

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

	Standard Loan Level File Layout – Master Servicing

Exhibit 1: Layout
Column Name	Description	Decimal	Format Comment	Max Size
Each file requires the following fields:
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 20 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11